EXHIBIT 4.2
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WIRELESS RONIN TECHNOLOGIES, INC.

NUMBER	SHARES
COMMON STOCK
CUSIP 97652A 20 3
INCORPORATED UNDER THE LAWS OF THE STATE OF MINNESOTA
SEE REVERSE FOR
CERTAIN DEFINITIONS

This Certifies that	is the owner of
FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, $0.01 PAR VALUE PER SHARE OF
WIRELESS RONIN TECHNOLOGIES, INC.
transferable on the books of the Corporation by the holder hereof, in person or by duly authorized attorney upon the surrender of this certificate properly endorsed. THIS SECURITY IS NOT A DEPOSIT OR ACCOUNT AND IS NOT FEDERALLY INSURED OR GUARANTEED.
WITNESS the signatures of its duly authorized officers.
Dated:

Chief Executive Officer	Chief Financial Officer
COUNTERSIGNED AND REGISTERED:
REGISTRAR AND TRANSFER COMPANY
TRANSFER AGENT
AND REGISTRAR
BY
AUTHORIZED SIGNATURE

THE ARTICLES OF INCORPORATION OF THE CORPORATION GRANT TO THE BOARD OF DIRECTORS THE POWER TO ESTABLISH MORE THAN ONE CLASS OR SERIES OF SHARES AND TO FIX THE RELATIVE RIGHTS AND PREFERENCES OF ANY SUCH DIFFERENT CLASS OR SERIES. THE CORPORATION WILL FURNISH TO ANY SHAREHOLDER UPON REQUEST AND WITHOUT CHARGE A FULL STATEMENT OF THE DESIGNATIONS, PREFERENCES, LIMITATIONS AND RELATIVE RIGHTS OF THE SHARES OF EACH CLASS OR SERIES AUTHORIZED TO BE ISSUED, SO FAR AS THEY HAVE BEEN DETERMINED, AND THE AUTHORITY OF THE BOARD TO DETERMINE THE RELATIVE RIGHTS AND PREFERENCES OF SUBSEQUENT CLASSES OR SERIES.
     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	as tenants in common
TEN ENT	as tenants by the entireties	UNIF GIFT MIN ACT		Custodian
JT TEN	as joint tenants with right of		(Cust)		(Minor)
	survivorship and not as tenants		under Uniform Gifts to Minors
	in common		Act

(State)

		UNIF TRAN MIN ACT		Custodian
			(Cust)		(Minor)
under Uniform Transfers to Minors
Act

(State)
Additional abbreviations may also be used though not in the above list.
          For value received,                      hereby sell, assign and transfer unto
PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

                                                                                                                                                                          Shares of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
                                                                                     Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.
Dated

NOTICE:

THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURE(S) GUARANTEED:

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.